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                                                                    EXHIBIT 10.2

IBM CREDIT CORPORATION

                             COLLATERALIZED GUARANTY


         In consideration of credit and financing accommodations granted or to be granted by IBM Credit Corporation with an office located at 4000 Executive Parkway, 3rd Floor, San Ramon, CA 94583 ("IBM Credit") to BSD Acquisition Corp. ("Borrower"), which is in the best interest of Priority Fulfillment Services, Inc. ("Guarantor"), and for other good and valuable consideration received, Guarantor jointly and severally guaranties to IBM Credit, from property held separately, jointly or in community, the prompt and unconditional performance and payment by Borrower of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Borrower is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by IBM Credit ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. Guarantor also agrees to indemnify IBM Credit and hold IBM Credit harmless against any losses it may sustain and expenses it may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Borrower. Capitalized terms used herein without definition shall have the meaning described thereto in the Inventory and Working Capital Financing Agreement dated September ____, 2001 among Borrower, Guarantor, Business Supplies Distributors Holdings, LLC, Inventory Financing Partners, LLC, and PFSweb, Inc. (as amended, modified and supplemented from time to time, the "Financing Agreement").

If Borrower fails to pay or perform any Liabilities to IBM Credit when due, all Liabilities to IBM Credit shall then be deemed to have become immediately due and payable, and Guarantor shall then pay upon demand the full amount of all sums owed to IBM Credit by Borrower, together with all expenses, including reasonable attorney's fees.

The liability of Guarantor is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between IBM Credit and Borrower, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, or the waiver of any default or event of default under any financing agreement between IBM Credit and Borrower, or the release or non-perfection of any security thereunder, any change in Borrower's financial condition, or the interruption of business relations between IBM Credit and Borrower. This Guaranty is and shall be deemed to be a continuing guaranty and shall remain in full force and effect until the indefeasible payment in full of the Liabilities and any other amounts payable under this Guaranty and the cessation of all obligations of IBM Credit to extend credit to Borrower. Guarantor acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between IBM Credit and Borrower or any other person creating or reserving any lien, encumbrance or security interest in any property of Borrower or any other person as security for any obligation of Borrower. IBM Credit need not exhaust its rights or recourse against Borrower or any other person or any security IBM Credit may have at any time before being entitled to payment from Guarantor.

To secure payment of all of Guarantor's current and future debts and obligations to IBM Credit, whether under this Guaranty or any other agreement between IBM Credit and Guarantor and to secure the Liabilities, whether direct or contingent, Guarantor does assign, pledge and give to IBM Credit a security interest in all of Guarantor's personal property, whether now owned or hereafter acquired or existing and wherever located, including the following: (a) all inventory and equipment manufactured or sold by or bearing the trademark or tradename of International Business Machines Corporation ("IBM") or any other Authorized Supplier and all parts thereof, attachments, additions, accessories and accessions thereto, all substitutions, repossessions, exchanges, replacements and returns thereof, all price protection credits, rebates, discounts and incentive payments relating to the foregoing, products and proceeds thereof and documents therefor ("IBM Credit Inventory"); (b) all accounts, chattel paper, instruments, negotiable documents, promissory notes, general


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intangibles (including contract rights, software and licenses), deposit accounts, commercial tort claims, intellectual property, investment property, pledged notes, letter of credit rights, supporting obligations, obligations of any kind owing to Guarantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing; (c) all substitutions and replacements for all of the foregoing; and
(d) all products or proceeds of all of the foregoing (all of the above assets are defined pursuant to the provisions of Article 9 of the Uniform Commercial Code as in effect in the State of New York and are hereinafter referred to as the "Collateral"). Collateral shall not include inventory and equipment of the Guarantor that is not IBM Credit Inventory (as defined above). This security interest is also granted to secure Guarantor's debts to all of IBM Credit's affiliates.

In connection with any working capital financing Guarantor receives from another financial institution or commercial lender ("Lender"), Guarantor may request that IBM Credit subordinate its interest in the Collateral (excluding the IBM Credit Inventory) and IBM Credit will not unreasonably withhold its consent provided that:

         (1) No default or event of default exists;

         (2) IBM Credit and Lender shall have entered into a subordination agreement in form and substance satisfactory to IBM Credit in all respects in its sole discretion;

         (3) IBM Credit shall be satisfied that the IBM Credit Inventory shall be segregated from the other property of Guarantor and its customers and IBM Credit shall have a first perfected priority security interest in the IBM Credit Inventory; and

         (4) The books and records maintained on behalf of the Borrower shall be kept separately from Guarantor's other books and records and Guarantor shall have conspicuously noted on the Borrower's books and records that such books and records are the property of Borrower.

IBM Credit shall have the right, but not the obligation, from time to time, as IBM Credit in its sole discretion may determine, and all without any advance notice to Guarantor, to: (a) examine the Collateral; (b) appraise it as security; (c) verify its condition and nonuse; (d) verify that all Collateral has been properly accounted for and this Agreement complied with, and (e) assess, examine, check and make copies of any and all of Guarantor's books, records and files.

If Guarantor does not comply with any of the terms of this Agreement or the Financing Agreement, or Guarantor fails to fulfill any obligation to IBM Credit or any of IBM Credit's affiliates under any other agreement between IBM Credit and Guarantor or between Guarantor and any of IBM Credit's affiliates, or Guarantor becomes insolvent or ceases to do business as a going concern, or a bankruptcy, insolvency proceeding, arrangement or reorganization is filed by or against Guarantor, or any of Guarantor's property is attached or seized, or a receiver is appointed for Guarantor, or Guarantor commits any act which impairs the prospect of full performance or satisfaction of Guarantor's obligations to IBM Credit, or Guarantor shall lose any franchise, permission, license or right to conduct its business, or Guarantor misrepresents its financial condition or organizational structure, or whenever IBM Credit deems the debt or Collateral to be insecure:

         a) IBM Credit may call all or any part of the amount Guarantor or Borrower owes IBM Credit or IBM Credit's affiliates due and payable immediately, if permitted by applicable law, together with court costs and all costs and expenses of IBM Credit's repossession and collection activity, including, but not limited to reasonable attorney's fees.

         b) Guarantor will hold and keep the Collateral in trust, in good order and repair, for IBM Credit's benefit and shall not exhibit or sell it.



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         c) Upon IBM Credit's demand, Guarantor will immediately deliver the
         Collateral to IBM Credit, in good order and repair, at a place reasonably convenient to IBM Credit, together with all related documents; or IBM Credit may, in IBM Credit's sole discretion and without demand, take immediate possession of the Collateral, together with all related documents.

         d) Guarantor waives and releases: (i) any and all claims and causes of action which Guarantor may now or ever have against IBM Credit as a result of any possession, repossession, collection or sale by IBM Credit of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon Guarantor's business;
         (ii) all rights of redemption from any such sale; and (iii) the benefit of all valuation, appraisal and exemption laws. If IBM Credit seeks to take possession of any of the Collateral by replevin or other court process, Guarantor irrevocably waives any notice, bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

         e) Guarantor appoints IBM Credit or any person IBM Credit may delegate as its duly authorized Attorney-in-Fact (without notifying Guarantor) to do, in IBM Credit's sole discretion, any of the following: (i) sell, assign, transfer, negotiate or pledge any and all accounts, chattel paper, or contract rights; (ii) endorse Guarantor's name on any and all notes, checks, drafts, or other forms of exchange received as payment on any accounts, chattel paper and contract rights, for deposit in IBM Credit's account; (iii) grant any extension, rebate or renewal on any and all accounts, chattel paper or contract rights, or enter into any settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts, chattel paper and contract rights; and (v) exercise any and all rights Guarantor has in the Collateral.

         f) In the event Guarantor brings any action or asserts any claim against IBM Credit which arises out of this Agreement, any other agreement or any of Guarantor's and IBM Credit's business dealings, in which Guarantor does not prevail, Guarantor agrees to pay IBM Credit all court costs and all costs and expenses of IBM Credit's defense of such action of claim including, but not limited to, reasonable attorney's fees.

IBM Credit may also declare a default under this Agreement and exercise any and all rights and remedies available herein, if, in IBM Credit's sole discretion, IBM Credit determines that the Collateral has decreased in value, and Guarantor has been unable to either: (a) provide IBM Credit with additional Collateral in a form and substance satisfactory to IBM Credit; or (b) pay the Shortfall Amount as defined in the Financing Agreement.

IBM Credit has and will always possess all the rights and remedies of a secured party under law, and IBM Credit's rights and remedies are and will always be cumulative. Guarantor acknowledges and agrees that the Collateral is the subject of widely distributed standard price quotations and is customarily sold in a recognized market. Guarantor agrees that a private sale by IBM Credit of any of the Collateral to a dealer in those types of Collateral is a commercially reasonable sale. Further, Guarantor agrees that IBM Credit's delivery of any of the Collateral to a distributor or manufacturer, with a request that it repurchase Collateral, as provided in any repurchase agreement with IBM Credit, is a commercially reasonable disposition or sale.

Guarantor promises that (a) the Collateral is and shall remain free from all claims and liens except IBM Credit's; (b) Guarantor shall defend the Collateral against all other claims and demands; and (c) Guarantor will notify IBM Credit before it signs, or authorizes the signing of any financing statement regardless of its coverage. Guarantor authorizes IBM Credit to file with any filing office such financing statements, amendments, addenda and other records showing IBM Credit as secured party and Guarantor as the debtor and identifying IBM Credit's security interest in the Collateral that IBM Credit deems necessary to perfect


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and maintain IBM Credit's security interest in the Collateral. Guarantor will execute any and all documents IBM Credit may request to confirm or perfect IBM Credit's title or security interest in the Collateral.

Guarantor represents and covenants that the first paragraph of this Guaranty states the exact name of Guarantor as set forth in its charter or other organizational record. Guarantor represents that it is duly organized under the laws of the State of Delaware and the organization document creating Guarantor has been filed in the appropriate office of such State. In addition, Guarantor's organizational identification number assigned by its State of organization is as follows: ______________________. Guarantor's principal place of business is located at 500 North Central Expressway, Plano, TX 75074 and Guarantor represents that its business is conducted as a CORPORATION. Guarantor will not change its name, location (as defined in Article 9 of the U.C.C.) or State of organization. Guarantor shall provide IBM Credit at least thirty (30) days prior written notice of any change in its form of ownership, management, and of any change in its principal place of business, or any additions or discontinuances of other business locations. The Collateral shall be kept at Guarantor's principal place of business and at the following addresses:

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until all sums owed IBM Credit are paid in full. Guarantor will immediately notify IBM Credit if the Collateral is kept at any other address. This paragraph is for IBM Credit's informational purposes only, and is not in any way or manner intended to limit the extent of IBM Credit's security interest in the Collateral. Guarantor and its predecessors have done and do business only under the following names: Priority Fulfillment Services, Inc. and PFSweb, Inc.

Guarantor will pay all taxes, license fees, assessments and charges on the Collateral when due. Guarantor will be responsible for any loss of Collateral for any reason whatsoever. Guarantor will keep the Collateral insured for its full insurable value against loss or damage by fire, wind, theft and for combined additional coverage, including vandalism and malicious mischief, and for other risks as IBM Credit may require. Guarantor will obtain insurance under such terms and in amounts as IBM Credit may specify, from time to time, in companies acceptable to IBM Credit, with a loss-payee or mortgagee clause payable to IBM Credit to the extent of any loss to the Collateral and containing a waiver of all defenses against Guarantor that is acceptable to IBM Credit. Guarantor further agrees to provide IBM Credit with written evidence of the required insurance coverage and loss-payee or mortgagee clause. Guarantor assigns to IBM Credit all sums not in excess of the unpaid debt owed IBM Credit, and directs any insurance company to make payment directly to IBM Credit to be applied to the unpaid debt owed IBM Credit. Guarantor further grants IBM Credit an irrevocable power of attorney to endorse any draft and sign and file all of the necessary papers, forms and documents to initiate and settle any and all claims with respect to the Collateral. If Guarantor fails to pay any of the above-referenced costs, charges or any insurance premiums, or if it fails to insure the Collateral, IBM Credit may pay such costs, charges or any insurance premiums, and the amounts paid shall be considered an additional debt owed by Guarantor to IBM Credit. Guarantor will promptly notify IBM Credit of any loss, theft or destruction of or damage to any of the Collateral.

Guarantor will not rent, lease, lend, demonstrate, pledge, create a security interest in, transfer or secrete any of the Collateral, or use the Collateral for any purpose other than exhibition, without IBM Credit's prior written consent.

This Guaranty is assignable, shall be construed liberally in IBM Credit's favor, and shall inure to the benefit of and bind IBM Credit's and Guarantor's respective successors, personal representatives and assigns, and also benefit any of IBM Credit's existing or future affiliates that may extend credit to Borrower.

If Borrower hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity, or organizational structure, this Guaranty shall continue to extend to any Liabilities of the Borrower or such resulting corporation, dissolved corporation, or new or changed legal entity, or identity to IBM Credit.


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Guarantor waives: notice of the acceptance of this Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance and dishonor; notices of amount of indebtedness of Borrower outstanding at any time; notices of the number and amount of advances made by IBM Credit to Borrower in reliance on this Guaranty; notice of the financial condition of Borrower or any other guarantor or any change therein; notice of the release of collateral for the Liabilities, of any other guaranty, pledge or suretyship agreement or any collateral therefor; notices of any legal proceedings or other efforts to collect against Borrower; notice of any recoupment, setoff, administrative freeze on Borrower's credit or assets; notice and any opportunity for a hearing as to any prejudgment remedies; and any other demands and notices required by law. Guarantor further waives all rights to assert against IBM Credit any right of recoupment, setoff, and all claims, defenses, and counterclaims against IBM Credit or Borrower, including any defense based on the lack of good faith. To the extent permitted by law, Guarantor also waives any and all rights in and notices or demands relating to any Collateral now or hereafter securing any of the Liabilities. All waivers by Guarantor herein shall survive any termination or revocation of this Guaranty.

Guarantor authorizes IBM Credit to sell at public or private sale or otherwise realize upon the Collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as IBM Credit deems best, all without advertisement or notice to Borrower, Guarantor, or any third parties. Guarantor further authorizes IBM Credit to deal with the proceeds of such Collateral as provided in IBM Credit's agreement with Borrower, without prejudice to IBM Credit's claim for any deficiency and free from any right or redemption on the part of Borrower, Guarantor or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

Guarantor further agrees that all of its right, title and interest in, to and under any loans, notes, debts and all other liabilities and obligations whatsoever owed by Borrower to Guarantor, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. Guarantor will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilities are paid, performed and fully satisfied except as expressly permitted by the Financing Agreement and provided no default or event of default exists. In addition, until such time that the Liabilities are indefeasibly paid in full, Guarantor irrevocably waives, for the benefit of IBM Credit, any and all rights which it presently has, or may hereafter have, whether by virtue of any payment or payments hereunder or otherwise, to be subrogated to the rights of IBM Credit against the Borrower with respect to any such indebtedness of the Borrower to IBM Credit.

Guarantor has made an independent investigation of the financial condition of Borrower and gives this Guaranty based on that investigation and not upon any representations made by IBM Credit. Guarantor acknowledges that it has access to current and future Borrower financial information which will enable Guarantor to continuously remain informed of Borrower's financial condition. Guarantor also consents to and agrees that the obligations under this Guaranty shall not be affected by IBM Credit's subsequent increases or decreases in the credit line that IBM Credit may grant to Borrower; substitutions, exchanges or releases of all or any part of the Collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the Collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the Collateral to the extent IBM Credit, in IBM Credit's sole discretion, deems proper; or purchases of all or any part of the Collateral for IBM Credit's own account.

This Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Borrower, whether such proceedings, actions and/or claims are federal and/or state.

This Guaranty is submitted by Guarantor to IBM Credit (for IBM Credit's acceptance or rejection thereof) at IBM Credit's above specified office; as an offer by Guarantor to guaranty the credit and financial accommodations provided by IBM Credit to Borrower. If accepted, this Guaranty shall be deemed to have


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been made at IBM Credit's above-specified This Guaranty and all obligations pursuant thereto, shall office. be governed and controlled as to interpretation, enforcement, validity, construction, effect and, in all other respects by the laws of the State of New York without giving effect to the principles of conflicts of laws. Guarantor, to induce IBM Credit to accept this Guaranty, agrees that all actions or proceedings arising directly or indirectly in connection with, out of, related to or from this Guaranty may be litigated, at IBM Credit's sole discretion and election, in courts within the State of New Guarantor consents and York. submits to the jurisdiction of any local, state or federal court located within that state. Guarantor waives any right to transfer or change the venue of any litigation brought against Guarantor by IBM Credit in accordance with this paragraph.

Any delay by IBM Credit, or IBM Credit's successors, affiliates or assigns in exercising any or all rights granted IBM Credit under this Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by IBM Credit, IBM Credit's successors, affiliates or assigns, to exercise any or all rights granted IBM Credit under this Guaranty shall not operate as a waiver of IBM Credit's right to exercise any or all of them later.

This document contains the full agreement of the parties concerning the guaranty of Borrower's Liabilities and can be varied only by a document signed by all of the parties hereto.

THE PARTIES AGREE THAT ANY ACTION, SUIT OR PROCEEDING, RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY, OR THE RELATIONSHIP BETWEEN IBM CREDIT AND GUARANTOR, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. THUS, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.

WITNESS                                    PRIORITY FULFILLMENT SERVICES, INC.
                                           GUARANTOR


---------------------------------          By:
                                               ---------------------------------
Print Name:                                Print Name:
           ----------------------                      -------------------------
                                           Title:
                                                  ------------------------------
                                           Date:
(SEAL)                                           -------------------------------

                                           Guarantor's Address:

                                           --------------------------

                                           -----------------, ---- -------
ATTEST:

---------------------------------
          Secretary

Print Name:
            ---------------------

                                           IBM CREDIT CORPORATION

                                           By:
                                               ---------------------------------
                                           Print Name:
                                                       -------------------------
                                           Title:
                                                  ------------------------------


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